Exhibit 10.2

EXECUTION VERSION

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of November 2, 2011, is made and given by each of the guarantors signatory hereto (each a “Guarantor” and collectively, the “Guarantors”), in favor of U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent for the Lenders under the Credit Agreement described below (the “Administrative Agent”).

RECITALS

A.           Cabela’s Incorporated, a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and U.S. Bank National Association, as lead arranger, sole book runner, swing line lender and a letter of credit issuer, have entered into, or will enter into, a Credit Agreement of even date herewith (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”).

B.           It is a condition precedent to the obligation of the Lenders to extend credit accommodations pursuant to the terms of the Credit Agreement that this Guaranty be executed and delivered by the Guarantors.

C.           The Guarantors expect to derive benefits from the extension of credit accommodations to the Borrower by the Lenders and find it advantageous, desirable and in their best interests to execute and deliver this Guaranty to the Administrative Agent and the Lenders.

NOW, THEREFORE, in consideration of the credit accommodations to be extended to the Borrower and for other good and valuable consideration, each Guarantor hereby covenants and agrees with the Administrative Agent as follows:

Section 1.                      Defined Terms.

(a)           As used in this Guaranty, the following terms have the following meanings:

“Administrative Agent”: As defined in the opening paragraph hereof.

“Borrower”: As defined in Recital A hereof.

“Credit Agreement”: As defined in Recital A hereof.

“Guarantors”:  As defined in the opening paragraph hereof.

“Lenders”:  As defined in Recital A hereof.

“Obligations”:  All indebtedness, liabilities, and obligations of the Borrower to the Administrative Agent and any Lenders of every kind, nature, or description under the Credit Agreement or any other Loan Document, including the “LC Obligations” (as defined in the Credit Agreement), all obligations in connection with “Cash Management Services” (as defined in the Credit Agreement), all “Rate Management Obligations” (as defined in the Credit Agreement) and all other “Obligations” as defined in the Credit Agreement, and any other obligations of the Borrower on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof, in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

“Person”:  Any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government, governmental agency or political subdivision, or any other entity, whether acting in an individual, fiduciary, or other capacity.

(b)           All other terms used in this Guaranty that are not specifically defined herein shall have the meaning assigned to such terms in the Credit Agreement.

Section 2.                      The Guaranty.  Each Guarantor hereby jointly and severally, absolutely and unconditionally guarantees to the Administrative Agent and the Lenders the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of the Obligations.  As used in this subsection:  (i) the term “Applicable Insolvency Laws” means the laws of the United States of America or of any State, province, nation or other governmental unit relating to bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. §547, §548, §550 and other “avoidance” provisions of Title 11 of the United States Code) as applicable in any proceeding in which the validity and/or enforceability of this Guaranty or any Specified Lien is in issue; and (ii) “Specified Lien” means any security interest, mortgage, lien or encumbrance securing this Guaranty, in whole or in part.  Notwithstanding any other provision of this Guaranty, if, in any proceeding, a court of competent jurisdiction determines that this Guaranty or any Specified Lien would, but for the operation of this Section, as to any Guarantor, be subject to avoidance and/or recovery or be unenforceable by reason of Applicable Insolvency Laws, this Guaranty and each such Specified Lien shall, as to such Guarantor, be valid and enforceable only to the maximum extent that would not cause this Guaranty or such Specified Lien to be subject to avoidance, recovery or unenforceability.  To the extent that any payment to, or realization by, the Administrative Agent or any Lender on the guaranteed Obligations exceeds the limitations of this Section and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Guaranty as limited shall in all events remain in full force and effect and be fully enforceable against the relevant Guarantor.  This Section is intended solely to reserve the rights of the Administrative Agent and each Lender hereunder against each Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and no Guarantor, the Borrower nor any other guarantor of the Obligations nor any Person shall have any right, claim or defense under this Section that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

Section 3.                      Continuing Guaranty.  This Guaranty is an absolute, unconditional, and continuing guaranty of payment and performance of the Obligations, and, except as otherwise set forth in the Credit Agreement, the obligations of the Guarantors hereunder shall not be released, in whole or in part, by any action or thing that might, but for this Section 3, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations.  No notice of the Obligations to which this Guaranty may apply or of any renewal or extension thereof need be given to the Guarantors, and none of the foregoing acts shall release any Guarantor from liability hereunder.  Each Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment, or nonperformance on any and all forms of the Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule, or regulation; and (d) any and all defenses of the Borrower pertaining to the Obligations except for the defense of discharge by payment.  Except as otherwise set forth in the Credit Agreement, no Guarantor shall be exonerated with respect to its liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the Obligations constitute the direct and primary obligations of the Guarantors and that the covenants, agreements, and all obligations of the Guarantors hereunder be absolute, unconditional, and irrevocable.  The Guarantors shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust, or security agreement securing all or any part of the Obligations, whether or not the liability of the Borrower or any other Person for such deficiency is discharged pursuant to statute, judicial decision, or otherwise.

Section 4.                      Other Transactions.  The Administrative Agent is expressly authorized to undertake, and each Guarantor hereby waives any requirement to receive notice of, any of the following actions: (a) the exchange, surrender, or release with or without consideration of any or all collateral and security that is at any time placed with the Administrative Agent by the Borrower or by any other Person, the forwarding or delivery of any or all such collateral and security directly to the Borrower for collection and remittance or for credit, or the collection of the same in any other manner without notice to any Guarantor and (b) the amendment, modification, extension, increase, or supplementation of the Credit Agreement, any note or other instrument evidencing the Obligations or any part thereof, and any other agreement with respect to the Obligations, the waiver of compliance by the Borrower or any other Person with the respective terms thereof, and the settlement or compromise of any of the Obligations without notice to any Guarantor and without in any manner affecting the absolute liabilities of the Guarantors hereunder.  No invalidity, irregularity, or unenforceability of all or any part of the Obligations, any security therefor, or other recourse with respect thereto shall affect, impair, or be a defense to this Guaranty. The liabilities of the Guarantors hereunder shall not be affected or impaired by any failure, delay, neglect, or omission on the part of the Administrative Agent or any Lender to realize upon any of the Obligations, or upon any collateral or security for any or all of the Obligations, nor by the taking by the Administrative Agent of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by the Administrative Agent of (or the failure to take or the failure to perfect its security interest in or other lien on) collateral or security of any kind.  No act or omission of the Administrative Agent or any Lender, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, any Guarantor shall affect or impair the obligations of the

Guarantors hereunder.  Each Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person or Persons, that possession of this Guaranty by the Administrative Agent shall be conclusive evidence of due delivery hereof by the Guarantors, and that this Guaranty shall continue in full force and effect, as to both Obligations then existing and Obligations thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Obligations or any part thereof.

Section 5.                      Actions Not Required.  Each Guarantor hereby waives any and all right to cause a marshalling of the assets of the Borrower or any other action by any court or other governmental body with respect thereto or to cause the Administrative Agent or any Lender to proceed against any security for the Obligations or any other recourse that the Administrative Agent or any Lender may have with respect thereto and further waives any and all requirements that the Administrative Agent or any Lender institute any action or proceeding at law or in equity, or obtain any judgment, against the Borrower or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against any Guarantor upon this Guaranty.  Each Guarantor further acknowledges that time is of the essence with respect to the Guarantor’s obligations under this Guaranty.  Any remedy or right hereby granted that is found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

Section 6.                      No Subrogation.  Notwithstanding any payment or payments made by the Guarantors hereunder, unless and until this Guaranty is no longer effective under Section 17(a) hereof, each Guarantor waives all rights of subrogation to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Person liable for payment of any of the Obligations or any collateral security, guaranty, or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, and each Guarantor waives all rights to seek any recourse to or contribution or reimbursement from the Borrower or any other Person liable for payment of any of the Obligations in respect of payments made by the Guarantors hereunder.

Section 7.                      Application of Payments.  The Administrative Agent may apply any and all payments upon the Obligations made by the Guarantors or by any other Person, and/or the proceeds of any and all collateral or security for any of the Obligations, on the Obligations in accordance with the Credit Agreement.

Section 8.                      Recovery of Payment.  If any payment received by the Administrative Agent and applied to the Obligations is subsequently set aside, recovered, rescinded, or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency, or reorganization of the Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made.  References in this Guaranty to “irrevocable payment” refer to payments that cannot be set aside, recovered, rescinded, or required to be returned for any reason.

Section 9.                      Borrowers’ Financial Condition.  Each Guarantor is familiar with the financial condition of the Borrower, and each Guarantor has executed and delivered this Guaranty based on such Guarantor’s own judgment and not in reliance upon any statement or representation of the Administrative Agent.  The Administrative Agent shall have no obligation to provide any Guarantor with any advice whatsoever or to inform any Guarantor at any time of the Administrative Agent’s or any Lender’s actions, evaluations, or conclusions on the financial condition or any other matter concerning the Borrower.

Section 10.                      Remedies.  All remedies afforded to the Administrative Agent by reason of this Guaranty are separate and cumulative remedies, no one of such remedies, whether or not exercised by the Administrative Agent, shall be deemed to be in exclusion of any of the other remedies available to the Administrative Agent, and no one of such remedies shall in any way limit or prejudice any other legal or equitable remedy that the Administrative Agent may have hereunder and with respect to the Obligations.  Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Administrative Agent.

Section 11.                      Bankruptcy of a Borrower.  Each Guarantor expressly agrees that its liabilities and obligations under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against the Borrower or any other Person of any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors; that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge, or otherwise affect in any way the obligations of the Guarantors under this Guaranty; and that upon the institution of any of the above actions, such obligations shall be enforceable against the Guarantors.

Section 12.                      Costs and Expenses.  The Guarantors shall pay or reimburse the Administrative Agent on demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent and any Lender, including in each case filing and recording costs and reasonable fees, charges, and disbursements of outside counsel (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Administrative Agent or applicable Lender in certain matters), and/or the allocated costs of in-house counsel incurred from time to time, arising out of or in connection with the collection and enforcement of this Guaranty against the Guarantors or arising out of or in connection with any failure of any Guarantor to fully and timely perform its obligations hereunder.

Section 13.                      Waivers and Amendments.  Except as otherwise set forth in the Credit Agreement, this Guaranty can be waived, modified, amended, terminated, or discharged only explicitly in a writing signed by the Administrative Agent and the Guarantors.  A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

Section 14.                      Notices.  Any notice or other communication to any party in connection with this Guaranty shall be in writing and shall be sent by manual delivery, overnight courier, or United States mail (postage prepaid) addressed to such party at the address on the signature page hereof, or at such other address as such specifies to the other party hereto in writing.  All periods of notice shall be measured from the date of delivery if manually delivered, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

Section 15.                      Guarantor Acknowledgements.  Each Guarantor hereby acknowledges that (a) counsel has advised such Guarantor in the negotiation, execution, and delivery of this Guaranty, (b) the Administrative Agent has no any fiduciary relationship to any Guarantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between any Guarantor and the Administrative Agent.

Section 16.                      Representations and Warranties.  Each Guarantor hereby represents and warrants to the Administrative Agent that it is a corporation, limited liability company or limited partnership organized, validly existing, and in good standing under the laws of the state in which it is incorporated, organized or formed, as applicable, and has the power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.  Each Guarantor further represents and warrants to the Administrative Agent that:

(a)           It has the power, authority, and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary action required by its form of organization to authorize such execution, delivery, and performance.

(b)           This Guaranty constitutes its legal, valid, and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)           The execution, delivery, and performance of this Guaranty will not (i) violate any provision of any law, statute, rule, or regulation or any order, writ, judgment, injunction, decree, determination, or award of any court, governmental agency, or arbitrator presently in effect applicable to such Guarantor, (ii) violate or contravene any provision of such Guarantor’s organizational documents, or (iii) result in a breach of or constitute a default under any indenture, loan, or credit agreement or any other agreement, lease, or instrument to which such Guarantor is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder.  Such Guarantor is not in default under or in violation of any such law, statute, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, loan or credit agreement, or other agreement, lease, or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets, or condition (financial or otherwise).

(d)           No order, consent, approval, license, authorization, or validation of, or filing, recording, or registration with, or exemption by, any governmental or public body or authority on the part of such Guarantor that has not been obtained is required to authorize, or is required in connection with the execution, delivery, and performance of, or the legality, validity, binding effect, or enforceability of, this Guaranty.

(e)           There are no actions, suits, or proceedings pending or, to such Guarantor’s knowledge, threatened against or affecting it or any of its properties before any court or arbitrator or any governmental department, board, agency, or other instrumentality that, if determined adversely to it, would have a material adverse effect on its business, operations, property, or condition (financial or otherwise) or on its ability to perform its obligations hereunder.

(f)           Such Guarantor expects to derive benefits from the transactions resulting in the Obligations.  The Administrative Agent may rely conclusively on the continuing warranty, hereby made, that such Guarantor continues to be benefited by the Lenders’ extension of credit accommodations to the Borrower, the Administrative Agent shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Administrative Agent without regard to the receipt, nature, or value of any such benefits.

Section 17.                      Continuing Guaranty; Assignments under Credit Agreement.  Except as otherwise set forth in the Credit Agreement, this Guaranty shall (a) remain in full force and effect until irrevocable payment in full of the Obligations and the expiration of the obligations, if any, of any Lender to extend credit accommodations to the Borrower, (b) be binding upon the Guarantors and their successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Administrative Agent, each Lender and their respective successors, transferees, and assigns as permitted by the Credit Agreement.  Without limiting the generality of the foregoing clause (c), each Lender and the Administrative Agent may assign or otherwise transfer all or any portion of their respective rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of their respective rights under this Guaranty to such Persons.

Section 18.                      Reaffirmation.  Each Guarantor agrees when the Administrative Agent so requests from time to time it will promptly execute and deliver to the Administrative Agent a written reaffirmation of this Guaranty in such form as the Administrative Agent reasonably requires.

Section 19.                      Revocation.  Notwithstanding any other provision hereof, the Guarantors may revoke this Guaranty prospectively as to future transactions by written notice to that effect actually received by the Administrative Agent.  No such revocation shall release, impair, or affect in any manner any liability hereunder with respect to Obligations created, contracted, assumed, or incurred before the Administrative Agent receives such notice; Obligations created, contracted, assumed, or incurred after the Administrative Agent receives such notice pursuant to any contract entered into prior to such receipt; any renewals or extensions thereof, theretofore or thereafter made; any interest accrued or accruing on such Obligations; or all other costs, expenses, and attorneys’ fees arising from such Obligations.  Additionally, Guarantors may be released from this Guaranty in accordance with the terms of the Credit Agreement.

Section 20.                      Governing Law and Construction.  THE VALIDITY, CONSTRUCTION, AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEBRASKA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.  Whenever possible, each provision of this Guaranty and any other statement, instrument, or transaction contemplated hereby or relating hereto shall be interpreted so as to be effective and valid under such applicable law, but if any provision of this Guaranty or any other statement, instrument, or transaction contemplated hereby or relating hereto is held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision, the remaining provisions of this Guaranty or any other statement, instrument, or transaction contemplated hereby or relating hereto.

Section 21.                      Consent to Jurisdiction.  AT THE ADMINISTRATIVE AGENT’S OPTION, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL OR STATE COURT SITTING IN LANCASTER COUNTY OR DOUGLAS COUNTY, NEBRASKA, AND EACH GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT ANY GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE ADMINISTRATIVE AGENT AT ITS OPTION MAY HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 22.                      Waiver of Jury Trial.  EACH OF THE GUARANTORSAND THE ADMINISTRATIVE AGENT AND EACH LENDER, BY ITS ACCEPTANCE OF THIS GUARANTY, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 23.                      Counterparts.  This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 24.                      General.  All representations and warranties in this Guaranty or any other agreement between the Guarantors, the Administrative Agent and any Lender shall survive the execution, delivery, and performance of this Guaranty and the creation and payment of the Obligations.  Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

[The next page is the signature page.]

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the date first above written.

GUARANTORS:

CABELA’S MARKETING AND BRAND MANAGEMENT, INC.

By:	/s/ Ralph W. Castner
Name:	Ralph W. Castner
Title:	Executive Vice President, Secretary and Treasurer

CABELA’S OUTDOOR ADVENTURES, INC.

By:	/s/ Ralph W. Castner
Name:	Ralph W. Castner
Title:	Executive Vice President, Secretary and Treasurer

CABELA’S RETAIL IL, INC.

By:	/s/ Ralph W. Castner
Name:	Ralph W. Castner
Title:	Secretary and Treasurer

CABELA’S RETAIL LA, LLC

By:	/s/ Ralph W. Castner
Name:	Ralph W. Castner
Title:	Executive Vice President, Secretary and Treasurer

CABELA’S RETAIL MO, LLC

By:	/s/ Ralph W. Castner
Name:	Ralph W. Castner
Title:	Executive Vice President, Secretary and Treasurer

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Guaranty

CABELA’S TROPHY PROPERTIES, LLC

	By:	/s/ Ralph W. Castner
	Name:	Ralph W. Castner
	Title:	Secretary and Treasurer

CABELA’S VENTURES, INC.

	By:	/s/ Ralph W. Castner
	Name:	Ralph W. Castner
	Title:	Executive Vice President, Secretary and Treasurer

CABELA’S WHOLESALE, INC.

	By:	/s/ Ralph W. Castner
	Name:	Ralph W. Castner
	Title:	Executive Vice President, Secretary and Treasurer

Address for all Guarantors:

c/o Cabela’s Incorporated
One Cabela Drive
Sidney, NE 69260
Attn: Ralph W. Castner

With a copy to:

Koley Jessen P.C., L.L.O.
One Pacific Place, Suite 800
1125 South 103rd Stree
Omaha, NE 68124
Attention: Thomas F. Ackley

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Guaranty

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent

	By:	/s/ Stephen E. Carlton
	Name:	Stephen E. Carlton
	Title:	Managing Director

Address:

U.S. Bank Capital Markets
Mail Location MK-WI-J35M
Milwaukee, Wisconsin 53202
Attention: Stephen E. Carlton

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Guaranty

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